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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                --------------------

                                      FORM 8-K

                                   CURRENT REPORT
    Pursuant to Section 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                           DATE OF REPORT:  JULY 29, 1999

                                ISONICS CORPORATION
          (Name of small business issuer as specified in its charter)


  CALIFORNIA                     001-12531                77-0338561
  ----------                    ---------                 ----------
  State of                      Commission File           IRS Employer
  Incorporation                 Number                    Identification No.


                    5906 MCINTYRE STREET, GOLDEN, COLORADO 80403
                    --------------------------------------------
                       Address of principal executive offices

                                    303-279-7900
                                    ------------
                            Telephone number, including
                                      Area code

                                   Not applicable
                                   --------------
             Former name or former address if changed since last report


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ITEM 5 - OTHER EVENTS

     GENERAL. On July 29, 1999, Isonics Corporation completed a private placement financing to accredited investors and conversion of debt valued in total at $2.7 million. Isonics issued 1,830,000 units, each unit (a "Unit") consisting of one share of preferred stock and one warrant. The $2,250,000 cash proceeds will be used for repayment of debt, working capital, and to finance the continued growth of operations including the continued development and commercialization of Silicon-28 wafers for the semiconductor industry. Of the 1,830,000 Units, 330,000 Units were issued in payment of certain corporate obligations.

     The investors were primarily institutions, but also included several individual accredited investors and two officers of the Company.

     The Preferred Stock issued as part of the unit may be converted to common shares of Isonics stock at a fixed conversion price of $1.50 per share. Each warrant issued in the placement allows the investor to purchase a share of Isonics stock for $3.75 through July 29, 2002.

     Isonics is an advanced materials and technology company which develops and commercializes products based on enriched stable isotopes. Stable isotopes can be thought of as ultra-ultra pure materials. This high degree of purification provides enhanced performance properties compared to normal materials. Stable isotopes have commercial uses in several areas, including energy; research, medical diagnostics, and drug development; product tagging and stewardship; semiconductors; lasers; and optical materials.

     Except for historical information contained herein, this document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks and uncertainties that may cause the Company's actual results or outcomes to be materially different from those anticipated and discussed herein. Further, the Company operates in industries where securities values may be volatile and may be influenced by regulatory and other factors beyond the Company's control. Other important factors that the Company believes might cause such differences are discussed in the risk factors detailed in the Company's 10-KSB for the year ended April 30, 1998 filed with the Securities and Exchange Commission, which include the Company's cash flow difficulties, dependence on significant customers, and rapid development of technology, among other risks. In assessing forward-looking statements contained herein, readers are urged to carefully read all cautionary statements contained in the Company's filings with the Securities and Exchange Commission.

     INFORMATION REQUIRED BY ITEM 701 OF REGULATION S-B.

(a) SECURITIES SOLD. The sale of securities described in the preceding paragraphs occurred on July 29, 1999. The securities sold include:

     1,830,000 shares of restricted Series A Convertible Preferred Stock, created by filing an amended certificate of determination of preferences and rights (the "Certificate of Determination") with the California Secretary of State; and

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     1,830,000 restricted warrants to purchase shares of restricted common stock issued on a warrant-for-share basis with the Series A Convertible Preferred Stock; and

     500,000 restricted warrants issued as a fee pursuant to an investment banking agreement

(b)  UNDERWRITERS AND OTHER PURCHASERS.

     (i) No underwriters, agents, or placement agents participated in the private placement.

     (ii) 1,500,000 Units (each Unit consisting of one share of Series A Convertible Preferred Stock and one warrant) were sold to accredited investors for cash; and

     (iii) 330,000 Units were issued to accredited investors in settlement of debt obligations; and

     (iv) 500,000 warrants were issued to a single accredited investor as compensation pursuant to an investment banking agreement.

(c) The Units were sold for a purchase price of $1.50 per Unit. The Units described in (b)(ii) above were sold for cash; the Units described in
     (b)(iii) above were issued in satisfaction of debt obligations.

(d) The transactions were exempt from registration under the Securities Act of 1933, as amended by reason of Sections 4(2) and 4(6) of the Securities Act of 1933, and Rule 506 of Regulation D thereunder.

(e)  Terms of conversion or exercise are as follows:

     (i) The Series A Convertible Preferred Stock is convertible into shares of common stock on a share-for-share basis, subject to dilution adjustments. The Series A Convertible Preferred Stock is entitled to receive dividends on a share-for-share basis with the shares of common stock except in the case of a "Silicon Isotope Transaction" as defined in the Certificate of Determination, in which case the holders of Series A Convertible Preferred Stock have certain additional rights. The Series A Convertible Preferred Stock is entitled to a liquidation preference of $1.50 per share.

     (ii) The warrants are each exercisable to purchase a single share of common stock (subject to dilution adjustment) for a purchase price of $3.75 per share through the expiration date, July 29, 2002.

     (iii) The Company also entered into a registration rights agreement relating to the shares of common stock underlying the Series A Convertible Preferred Stock and the warrants, by which (subject to certain conditions) the Company is required to register the underlying common stock on the request of the holders of 30% or more of the "registrable securities." The Company is not obligated to obtain

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            effectiveness for more than two such registration statements during the term of the registration rights agreement, which expires upon the unanimous consent of the holders and the Company.

(f) The Company intends to use the cash proceeds from the sale of the Units for repayment of debt, working capital, and to finance the continued growth of operations including the continued development and commercialization of Silicon-28 wafers for the semiconductor industry.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

            (a)  Financial statements of businesses acquired.  NOT APPLICABLE.

            (b)  Pro forma financial statements.  NOT APPLICABLE.

            (c)  Exhibits:

                 1. Certificate of Determination of Preferences and Rights of the Series A Preferred Stock
                 2.  Form of Subscription Agreement
                 3.  Form of Warrant
                 4.  Investment Banking Agreement
                 5.  Form of Registration Rights Agreement


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 11th day of August 1999.

                                       ISONICS CORPORATION


                                       By: /s/ James E. Alexander
                                          ---------------------------
                                          James E. Alexander
                                          President and Chief Executive Officer
                                          and Director